UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2026

HAEMONETICS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	001-14041	04-2882273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Summer Street
Boston, MA 02110
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: 781-848-7100
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value per share	HAE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01  Regulation FD Disclosure
On August 14, 2026, Haemonetics Corporation (the “Company”) entered into a supply agreement with CSL Plasma Inc. (“CSL”) pursuant to which CSL may utilize the Company’s NexSys PCS® devices with Persona® PLUS technology and purchase related disposables in the United States. The supply agreement is non-exclusive and does not contain minimum purchase commitments.
Haemonetics anticipates CSL to transition a portion of its U.S. plasma collection centers to the Company’s devices and disposables, but the scope and timing of implementation have not yet been determined. Accordingly, the Company is not updating its previously issued fiscal 2027 guidance at this time. The Company expects to provide an update regarding the anticipated impact of the agreement on its fiscal 2027 financial results in connection with its second fiscal quarter earnings call in November 2026.
The foregoing information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements about the Company’s non-exclusive supply agreement with CSL, including, but not limited to, statements related to the expected utilization of Company products at CSL centers and the Company’s anticipated timing for updates relating to the impact of the agreement on the Company’s fiscal 2027 financial results. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon the Company’s current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties, which include, without limitation, customer demand and adoption of the Company’s products, the timing and volume of any purchases by CSL under the agreement, the Company’s ability to manufacture and supply its products, and other factors described in the Company’s filings with the Securities and Exchange Commission. Investors should consult the Company’s filings with the Securities and Exchange Commission (including the Company’s reports on Forms 10-K, 10-Q and 8-K) for information about additional risks and uncertainties that could cause the Company’s actual results to differ materially from those described in this Current Report on Form 8-K. The Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information, future events or changes in its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION

August 18, 2026	By:	/s/ Christopher A. Simon
	Name:	Christopher A. Simon
	Title:	President and Chief Executive Officer